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                                                                   EXHIBIT 24(A)

                               DUKE POWER COMPANY

                               POWER OF ATTORNEY

                  A MAXIMUM OF $1,000,000,000 PRINCIPAL AMOUNT
                     OF FIRST AND REFUNDING MORTGAGE BONDS
                              AND DEBT SECURITIES
                                  (SECURITIES)

     The undersigned, DUKE POWER COMPANY, a North Carolina corporation, and certain of its officers and/or directors, do each hereby constitute and appoint
W. H. Grigg, Richard J. Osborne, Ellen T. Ruff, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign and file with the Securities and Exchange Commission a Registration Statement or Registration Statements of said Duke Power Company on Form S-3 and any and all amendments thereto for the purpose of registering under the Securities Act of 1933 the Securities, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

     Executed the 29th day of July, 1996.

                                          DUKE POWER COMPANY

                                          By:     /s/  WILLIAM H. GRIGG

                                            ------------------------------------
                                                      WILLIAM H. GRIGG
                                                   Chairman of the Board

(Corporate Seal)

ATTEST:

    /s/  ROBERT T. LUCAS, III
--------------------------------------
         ROBERT T. LUCAS, III
         Assistant Secretary
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

                  SIGNATURE                                        TITLE
---------------------------------------------  ----------------------------------------------


         /s/  WILLIAM H. GRIGG               (Chairman of the Board, Director and Principal
---------------------------------------------   Executive Officer)
              WILLIAM H. GRIGG


        /s/  RICHARD J. OSBORNE              (Senior Vice President and Chief Financial
---------------------------------------------   Officer)
             RICHARD J. OSBORNE


         /s/  JEFFREY L. BOYER               (Controller and Principal Accounting Officer)
---------------------------------------------
              JEFFREY L. BOYER


         /s/  G. ALEX BERNHARDT              (Director)
---------------------------------------------
              G. ALEX BERNHARDT


        /s/  CRANDALL C. BOWLES              (Director)
---------------------------------------------
             CRANDALL C. BOWLES


          /s/  ROBERT J. BROWN               (Director)
---------------------------------------------
               ROBERT J. BROWN


         /s/  WILLIAM A. COLEY               (Director)
---------------------------------------------
              WILLIAM A. COLEY


      /s/  STEVE C. GRIFFITH, JR.            (Director)
---------------------------------------------
           STEVE C. GRIFFITH, JR.


     /s/  GEORGE DEAN JOHNSON, JR.           (Director)
---------------------------------------------
          GEORGE DEAN JOHNSON, JR.


           /s/  W. W. JOHNSON                (Director)
---------------------------------------------
                W. W. JOHNSON


             /s/  MAX LENNON                 (Director)
---------------------------------------------
                  MAX LENNON


          /s/  JAMES G. MARTIN               (Director)
---------------------------------------------
               JAMES G. MARTIN

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
                  SIGNATURE                                        TITLE
---------------------------------------------  ----------------------------------------------


            /s/  BUCK MICKEL                 (Director)
---------------------------------------------
                 BUCK MICKEL


         /s/  RICHARD B. PRIORY              (Director)
---------------------------------------------
              RICHARD B. PRIORY


      /s/  RUSSELL M. ROBINSON, II           (Director)
---------------------------------------------
           RUSSELL M. ROBINSON, II

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